PRUDENTIAL INVESTMENT PORTFOLIOS 18

PGIM Jennison 20/20 Focus Fund

Supplement dated January 29, 2021 to the Currently Effective

Prospectus, Summary Prospectus and Statement of Additional Information

Proposed Reorganization

The Board of Trustees of Prudential Investment Portfolios 18, on behalf of PGIM Jennison 20/20 Focus Fund (“20/20 Focus Fund”) and the Board of Trustees of Prudential Investment Portfolios 3, on behalf of PGIM Jennison Focused Growth Fund (“Focused Growth Fund,” and, together with the 20/20 Focus Fund, the “Funds”) recently approved the reorganization of the 20/20 Focus Fund into the Focused Growth Fund.

Pursuant to this proposal, the assets and liabilities of the 20/20 Focus Fund would be exchanged for shares of the Focused Growth Fund. The Focused Growth Fund shares to be received by the 20/20 Focus Fund shareholders in the reorganization would be equal in value and of the same class, except that Class R shareholders of the 20/20 Focus Fund will receive Class A shares of the Focused Growth Fund, and each share class would be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the 20/20 Focus Fund shares held by such shareholders immediately prior to the reorganization.

Under the terms of this proposal, 20/20 Focus Fund shareholders would become shareholders of Focused Growth Fund. No sales charges would be imposed in connection with the proposed transaction. The 20/20 Focus Fund and the Focused Growth Fund anticipate obtaining an opinion of counsel to the effect that the reorganization transaction will not result in the recognition of gain or loss for federal income tax purposes by either Fund or its shareholders.

The reorganization is subject to approval by the shareholders of the 20/20 Focus Fund. It is anticipated that a proxy statement/prospectus relating to the reorganization transaction will be mailed to the shareholders during the first quarter of 2021 and that the special meeting of 20/20 Focus Fund shareholders will be held during the second quarter of 2021. If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed during the second quarter of 2021 or as soon as reasonably practicable once shareholder approval is obtained.

If 20/20 Focus Fund shareholders approve the reorganization, the 20/20 Focus Fund is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date. 20/20 Focus Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that a substantial portion of the 20/20 Focus Fund’s portfolio holdings will be sold prior to the closing of the reorganization, and the 20/20 Focus Fund is expected to realize capital gain or loss in connection with those sales. If the 20/20 Focus Fund realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

This document is not an offer to sell shares of the Focused Growth Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Please read the proxy statement/prospectus carefully, when it is available, because it contains important information about the reorganization and the Focused Growth Fund.

LR1348